Exhibit 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT


     UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") and FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank"), being parties to that certain Credit Agreement dated as of July 27, 2001, as amended (the "Agreement") agree to further amend the Agreement by this Second Amendment to Credit Agreement (this "Amendment") as follows.

1. DEFINITIONS. All defined terms used herein not otherwise defined in this Amendment shall have their respective meanings setforth in the Agreement.

(a) Amended Definitions. The following definitions appearing under Section 1 of the Agreement are hereby amended andrestated in their respective entireties as follows:

o "Borrowing Base" means an amount equal to the sum of: (i) eighty percent (80%) of the adjusted book value of the Company'saccounts receivable, plus
     (ii)(A) for the months of February through and including September of each year, fifty percent (50%) of the book value of the Company's inventory located at the Company's facilities in Bristol, Indiana, and White Pigeon, Michigan, and (B) for the months of October through and including January of each year, sixty percent (60 %) of the book value of the Company's inventory located at the Company's facilities in Bristol, Indiana, and White Pigeon, Michigan. For purposes of the preceding sentence, the phrase "adjusted book value of the Company's accounts receivable" means the book value of the Company's accounts receivable less any accounts which are ninety (90) days or more past date of invoice, or which are due from an account debtor known to the Company to be the subject of a bankruptcy or other insolvency proceeding or known to the Company to have ceased doing business, and less all accounts due from any account debtor if ten percent (10 %) or more of the aggregate amount of the accounts receivable from such debtor are ninety (90) days or more past due, and provided that any account receivable otherwise includable in the Borrowing Base shall be reduced, but not below zero, by the amount of any accounts payable to the account debtor from whom such account is due. For purposes hereof, the term "inventory" shall include the Company's raw materials, work in progress, and finished goods inventories.

o    "Revolving Loan Maturity Date" means February 1, 2004.

(b) New Definitions. The following new definitions are hereby added to Section I of the Agreement as follows:

o "Second Amendment" means that certain agreement entitled "Second Amendment to Credit Agreement" entered into by and between the Company and the Bank dated as of August 28, 2002, for the purpose of amending this Agreement.

o "Obsidian Enterprises" means Obsidian Enterprises, Inc., a New York corporation, formerly known as Danzer Corporation.


2. THE REVOLVING LOAN. Section 2(a)(i) and the first sentence of Section 2(a)(ii) of the Agreement are hereby amended and restated in their respective entireties as follows:

(a) (i) The Commitment -- Use of Proceeds. From this date and until the Revolving Loan Maturity Date, the Bank agrees to make Advances to the Company from time to time under a revolving line of credit (the "Revolving Loan") of amounts not exceeding in the aggregate principal amount outstanding at any time the lesser of Three Million Seven Hundred Fifty Thousand and 00/100 Dollars ($3,750,000.00) (the "Commitment") and the Borrowing Base; provided that all of the conditions of lending stated in
     Section 7 of this Agreement as being applicable to the Revolving Loan have been fulfilled at the time of the making of each Advance. Proceeds of the Revolving Loan may be used by the Company only for working capital purposes and to finance the Acquisition.

     (ii) Method of Borrowing. The obligation of the Company to repay the Revolving Loan shall be evidenced by an Amended and Restated Promissory Note (the "Revolving Note") of the Company in the form of Exhibit "A" attached to the Second Amendment.

3. TERM LOAN III. Sections 2(d)(i) and 2(d)(ii) of the Agreement are hereby amended and restated in their respective entireties as follows:

d.   (i) Amount.  The  principal  amount of Term Loan III shall be Eight Hundred
     Seventy-Four   Thousand  Nine  Hundred   Ninety-Nine   and  00/100  Dollars
     ($874,999.00).

     (ii) Term Note III. The obligation of the Company to repay Term Loan III shall be evidenced by an Amended and Restated Promissory Note of the Company in the form of Exhibit "B" attached to the Second Amendment ("Term
     Note III"). The principal of Term Loan III shall be repayable in equal monthly installments of $36,458.30 each which shall be due and payable commencing on the first Banking Day of September, 2002, and on the first Banking Day of each month thereafter until July 1, 2004, on which date the entire principal balance of Term Loan III shall be due and payable in full together with all accrued and unpaid interest. The principal of Term Loan III may be prepaid at any time in whole or in part, provided that any partial prepayment shall be in an amount which is an integral multiple of $25,000.00, and provided further, that all partial prepayments shall be applied to the latest maturing installments of principal payable under Term Loan III in inverse order of maturity.

4. THE SECURITY AGREEMENT. Section 4(a) of the Agreement is hereby amended and restated m its entirety as follows:

(a) Security Agreement. The Obligations shall be secured by a security interest in all of the Company's equipment, inventory, accounts receivable, chattel paper, software, general intangibles and all deposit and concentration accounts maintained by the Company individually or jointly with the Bank or any of the Bank's affiliates, all whether now owned or hereafter acquired, and in all proceeds thereof, which security interest will be created by an Amended and Restated Security Agreement in the form of Exhibit "C" attached to the Second Amendment (the "Security Agreement") . The Security Agreement will provide a security interest in the collateral described therein subject only to liens and security interests described in the exceptions enumerated in Section 6(b).

5. INTERIM STATEMENTS. Section 5(b)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

     (ii) Interim Statements. As soon as available and in any event within thirty (30) days after the end of each calendar month, a copy of the interim financial statements of the Company consisting at a minimum of:

          A.   the balance sheet as of the end of the calendar month, and

          B. a statement of income for the calendar month and for the partial or full fiscal year ended as of the end of the calendar month,

               all in reasonable detail and accompanied by the written representation of the chief financial officer of the Company that such financial statements have been prepared in accordance with generally accepted accounting principles (except that they need not include a statement of cash flows and footnotes and need not reflect adjustments normally made at year end, if such adjustments are not material in amount), consistently applied, (except for changes in which the independent accountants of the Company concur) and present fairly the financial position of the Company and the results of its operation as of the dates of such statements and for the fiscal periods then ended.

6. FIXED CHARGE COVERAGE RATIO. Section 5(g)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

g. (ii) Fixed Charge Coverage Ratio. The Company shall maintain a fixed charge coverage ratio of not less than 1.15 to 1.00 for the period of twelve (12) consecutive calendar months ending as of October 31, 2002, and a fixed charge coverage ratio of not less than 1.20 to 1.00 for the period of twelve (12) consecutive calendar months ending as of each October 31 thereafter. For purposes of this covenant, the phrase "fixed charge coverage ratio" means the ratio of: (A) the sum of the Company's EBITDA plus capital contributions made to the Bank under the Capital Contribution Agreement, over (B) the sum of the principal (including payments made on capital leases) paid plus interest expense plus capital expenditures not paid from borrowed funds.

7. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that: (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii) Section 3(d) of the Agreement shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.

8. EVENTS OF DEFAULT. The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment.

9. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

     (i)  This Amendment.

     (ii) The Amended and Restated Promissory Note (Revolving Loan) executed by the Company in the form attached hereto as Exhibit "A."

     (iii)The Amended and Restated Promissory Note (Term Note III) executed by the Company in the form attached hereto as Exhibit "B."

     (iv) The Amended and Restated Security Agreement executed by the Company in the form attached hereto as Exhibit "C" together with all requisite UCC Financing Statement Amendments.

     (v)  The   Reaffirmation  of  Guaranty   Agreement   executed  by  Obsidian
          Enterprises, Inc. in the form attached hereto as Exhibit "D."

     (vi) The Reaffirmation of Guaranty Agreement executed by Obsidian Capital Partners, L.P. in the form attached hereto as Exhibit "E."

     (vii)The  Reaffirmation  of  Guaranty   Agreement   executed  by  Terry  G.
          Whitesell in the form attached hereto as Exhibit "F."

     (viii) The Reaffirmation of Guaranty Agreement executed by Timothy S. Durham in the form attached hereto as Exhibit "G."

     (ix) A copy of a Resolution of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment and the other Loan Documents provided for in this Amendment to which the Company is a party certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted.

     (x) The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to sign this Amendment and the other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer.

     (xi) A copy of a Resolution of the Board of Directors of Obsidian Enterprises, Inc. authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Enterprises, Inc. is a party certified by the Secretary of the Board of Directors of Obsidian Enterprises, Inc. as being in full force and effect and duly adopted.

     (xii)The Certificate of the Secretary of the Board of Directors of Obsidian Enterprises, Inc. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Enterprises, Inc. is a party, together with a sample of the true signature of each such officer.

     (xiii) A copy of a Resolution of the General Partner of Obsidian Capital Partners, L.P. authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Capital Partners, L.P. is a party certified by the General Partner of Obsidian Capital Partners, L.P. as being in full force and effect and duly adopted.

     (xiv)The Certificate of the General Partner of Obsidian Capital Partners, L.P. certifying the names of the officer or officers authorized to sign its Reaffirmation of Guaranty Agreement and the other Loan Documents provided for in this Amendment to which Obsidian Capital Partners, L.P. is a party, together with a sample of the true signature of each such officer.

     (xv) A copy of Terry G. Whitesell's current personal financial statements.

     (xvi)Payment of the fees of Bank's counsel incurred in connection with the drafting, negotiation and closing of this Amendment.

     (xvii) Such other documents as the Bank may reasonably request.

10. PRIOR AGREEMENTS. The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

11. EFFECT OF AMENDMENT. The provisions contained herein shall serve to supplement and amend the provisions of the Agreement. To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

12. REAFFIRMATION. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

     IN WITNESS WHEREOF, the Company and the Bank by their respective duly authorized officers have executed and delivered in Indiana this Second Amendment Credit Agreement as of August 28, 2002.

                           UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc.

                           By:   /s/ Timothy S. Durham
                           Timothy S. Durham, Chairman of the Board

                           FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank

                           By:  _________________________________
                           Anthony P. Schlichte, Vice President

                              SCHEDULE OF EXHIBITS

Exhibit  "A"  -  Amended  and  Restated   Promissory   Note   (Revolving   Loan)
                 ($3,750,000.00) (United Expressline, Inc.)

Exhibit "B" -    Amended and Restated Promissory Note (Term Loan III)
                 ($874,999.00)(United Expressline, Inc.)

Exhibit "C" -    Amended and Restated Security Agreement
                 (United Expressline, Inc.)

Exhibit "D" -    Reaffirmation of Guaranty Agreement
                 (Obsidian Enterprises, Inc.)

Exhibit "E" -    Reaffirmation of Guaranty  Agreement
                 (Obsidian  Capital Partners, L.P.)

Exhibit "F" -    Reaffirmation of Guaranty Agreement (Terry G. Whitesell)

Exhibit "G" -    Reaffirmation of Guaranty Agreement (Timothy S. Durham)

                                   Exhibit A

              AMENDED AND RESTATED PROMISSORY NOTE (Revolving Loan)

                                           Indianapolis, Indiana
$3,750,000.00                              Dated: August 28, 2002
                                           Final Maturity: February 1, 2004

     On or before February l, 2004 ("Final Maturity"), UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Maker") promises to pay to the order of FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") at the principal office of the Bank at Indianapolis, Indiana, the principal sum of Three Million Seven Hundred Fifty Thousand and 001100 Dollars ($3,750,000.00) or so much of the principal amount of the Loan represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below, and to pay interest on the unpaid principal balance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Loan") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under a Credit Agreement dated as of July 27, 2001, as amended (the "Credit Agreement"). All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time. The Loan is referred to in the Credit Agreement as the "Revolving Loan." Subject to the terms and conditions of the Credit Agreement, the proceeds of the Loan may be advanced and repaid and re-advanced until Final Maturity. The principal amount of the Loan outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Loan and all payments by the Maker on account of the Loan shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.

     The terms "Advance" and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of September, 2002. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, at Final Maturity. Reference is made to the Credit Agreement for provisions requiring prepayment of principal under certain circumstances. Principal may be prepaid at any time without premium or penalty.

     If any installment of interest due under the terms of this Note is not paid when due, then the Bank or any subsequent holder of this Note may, subject to the terms of the Credit Agreement, at its option and without notice, declare the entire principal amount of the Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement which provides for acceleration of the maturity of this Note upon the happening of other "Events of Default" as defined therein.

     If any installment of interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5 %) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note renews and extends the maturity of the indebtedness evidenced by, and modifies and supersedes, that certain Promissory Note (Revolving Loan) dated July 27, 2001, executed by the Maker in favor of the Bank in the principal amount of $3,500,000.00 and having a maturity date of July 1, 2002 (the "Prior Note"), as modified by that certain Amendment Agreement entered into by and between the Maker and the Bank dated as of June 28, 2002, extending the maturity date of the Prior Note to September 1, 2002.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.




                          UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc.

                          By:   __________________________________
                          Timothy S. Durham, Chairman of the Board

                                   Exhibit B



              AMENDED AND RESTATED PROMISSORY NOTE (Term Loan III)


                                                  Indianapolis, Indiana
$874,999.00                                       Dated: August 28, 2002
                                                  Final Maturity: July 1, 2004

     UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Maker") promises to pay to the order of FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") at the principal banking office of the Bank at Indianapolis, Indiana, the principal sum of Eight Hundred Seventy-Four Thousand Nine Hundred Ninety-Nine and 00/100 Dollars ($874,999.00) and to pay interest on the unpaid principal balance outstanding from time to time as herein provided.

     This Note evidences a loan (the "Loan") extended to the Maker by the Bank under a Credit Agreement dated as of July 27, 2001, as amended (the "Credit Agreement"). The Loan is referred to in the Credit Agreement as "Term Loan III. " All references in this Note to the Credit Agreement shall be construed as references to that Agreement as it may be amended from time to time.

     The principal of the Loan shall be repaid in installments in the amount of $36,458.30 each, which shall be due and payable commencing on the first Banking Day of September, 2002, and continuing on the first Banking Day of each month thereafter until July 1, 2004, on which date the entire principal balance of this Note shall be due and payable. The term "Banking Day" is used in this Note as defined in the Credit Agreement. Principal may be prepaid, but only as provided in the Credit Agreement, and provided further that all partial prepayments shall be applied to the latest maturing installments of principal payable under this Note in inverse order of maturity.

     Interest on the unpaid principal balance of the Loan outstanding from time to time prior to and after maturity will accrue at the rate or rates provided in the Credit Agreement. Prior to maturity, accrued interest shall be due and payable on the first Banking Day of each month commencing on the first Banking Day of the month immediately following the month in which this Note is executed in addition to the installments of principal due on those dates. After maturity, interest shall be due and payable as accrued and without demand. Interest will be calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

     If any  installment  of  principal  or interest due under the terms of this
Note is not paid when due, then the Bank or any subsequent holder of this Note may, at its option and without notice, declare the entire principal amount of this Note and all accrued interest immediately due and payable. Reference is made to the Credit Agreement for other conditions under which the maturity of this Note may be accelerated.

     If any installment of principal and interest due under the terms of this Note prior to maturity is not paid in full when due, then the Bank at its option and without prior notice to the Maker, may assess a late payment fee in an amount equal to five percent (5 %) of the amount past due. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by the Bank of any late payment fee assessed, or the failure of the Bank in any instance to assess a late payment fee shall not be construed as a waiver by the Bank of its right to assess late payment fees thereafter for subsequent later payments.

     All payments on account of this Note shall be applied first to expenses of collection, next to any late payment fees which are due and payable, next to interest which is due and payable, and only after satisfaction of all such expenses, fees and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note supersedes and replaces in its entirety and renews that certain Promissory Note (Term Loan III) dated July 27, 2001, executed by the Maker in favor of the Bank in the principal amount of $1,750,000.00 and having a maturity date of July 1, 2003.

     This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana, notwithstanding the fact that Indiana conflicts of law rules might otherwise require the substantive rules of law of another jurisdiction to apply.


                           UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc.

                           By:   /s/ Timothy S. Durham
                           Timothy S. Durham, Chairman of the Board

                                   Exhibit C

                     AMENDED AND RESTATED SECURITY AGREEMENT

     UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company"), grants to FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") a security interest in all of the Company's Equipment, Inventory, Accounts Receivable, General Intangibles, Chattel Paper, Deposit Accounts, and Software, whether now owned or hereafter acquired, and in the proceeds thereof, to secure the payment and performance of all of the Obligations. Such security interest is granted on the terms stated in this Amended and Restated Security Agreement (this "Security Agreement").

     l. DEFINITIONS. As used in this Security Agreement, the following terms have the meanings indicated when used with the initial letter capitalized:

(a) "Account Debtor" means a party who is obligated to the Company with respect to any Account Receivable, or General Intangible.

(b) "Accounts Receivable" or "Account" is used as defined in the Uniform Commercial Code.

(c)  "Chattel Paper" is used as defined in the Uniform Commercial Code.

(d) "Collateral" means all property or rights in which a security interest is granted under this Security Agreement.

(e)  "Collateral Account" is used as defined in Paragraph 10(a).

(f) "Credit Agreement" means the Credit Agreement between the Company and the Bank dated as of July 27, 2001, as it may be amended from time to time.

(g)  "Default" means an "Event of Default" as defined in the Credit Agreement.

(h) "Deposit Accounts" means all demand, time, savings, passbook, and similar accounts of the Company maintained with the Bank or any other bank.

(i) "Equipment" means all of the furniture, fixtures, machinery, equipment, and other Goods of the Company, other than Inventory, farm products, or consumer goods, together with all tools, accessories, parts and accessions now in, attached to or hereafter placed in or added to such property, and any replacements of any such property.

(j)  "General Intangibles" is used as defined in the Uniform Commercial Code.

(k)  "Goods" is used as defined in the Uniform Commercial Code.

(l) "Inventory" means all Goods which are held for sale or lease to customers or which are furnished, have been furnished or are to be furnished under contracts of service, or which are raw materials, work in process or materials used or consumed in the Company's business.

(m)  "Obligations" is used as defined in the Credit Agreement.

(n)  "Software" is used as defined in the Uniform Commercial Code.

(o)  "Subsidiary"  and   "Subsidiaries"  are  used  as  defined  in  the  Credit
     Agreement.

(p) "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of Indiana, or in the state where the relevant collateral is located.

     2. FINANCING STATEMENTS. The Company authorizes the Bank at the expense of the Company to file a financing statement or statements in those public offices deemed necessary by the Bank to perfect its security interest. The Company shall execute and deliver any document that the Bank may request to perfect or to further evidence or perfect the security interest created by this Security Agreement including, without limitation, any certificate or certificates of title to the Collateral with the security interest of the Bank noted thereon or executed applications for such certificates of title.

     3. LOCATION, INSPECTION AND PROTECTION OF COLLATERAL. Unless the Company gives the Bank not less than ten (10) days prior written notice of additional locations at which Inventory and Equipment shall be kept, all Inventory and Equipment is kept and shall be kept at the following addresses:

        19985 County Road 8                   68939 M 103
        Bristol, Indiana 46507                White Pigeon, Michigan

Unless the Company gives the Bank written notice of the location of additional offices where records of the Company relative to Accounts Receivable, Chattel Paper, and General Intangibles are kept, all such records of the Company shall be kept at the following address:

                   19985 County Road 8 Bristol, Indiana 46507

which, the Company represents, is also the address of its principal office. The Company shall not change the location of its principal office or state of organization or its name under which it is organized unless the Company gives the Bank not less than 10 days' prior written notice of such event. The Company shall, at all reasonable times and in a reasonable manner, allow the officers, attorneys and accountants of the Bank to examine, inspect, photocopy and make abstracts from the Company's books and records and to verify Equipment and Inventory, the latter both as to quantity and quality, and to arrange for verification of Accounts Receivable, under reasonable procedures, directly with the Account Debtors or by other methods. The Company shall also deliver to the Bank upon request any promissory notes or other papers evidencing any Account and any guaranty or collateral and all Chattel Paper together with appropriate endorsements and assignments and any information relating thereto and shall do anything else the Bank may reasonably require to further protect the Bank's interest in the Collateral. If any of the Collateral consists of Equipment normally used in more than one state and the Company intends to use any of such Collateral in any jurisdiction other than a state in which the Company shall have previously advised the Bank such Collateral is to be used, the Company shall not commence use in such other jurisdiction except upon ten (10) days prior written notice to the Bank.

     4. FIXTURES. None of the Collateral is attached to real estate so as to constitute a fixture. If any Collateral is hereafter so attached to any real estate, notice of the common address, legal description, and name of the owner of record of such real estate shall be furnished to the Bank at least ten (10) days prior to such attachment. If any Collateral is hereafter attached to real estate prior to the perfection of the security interest created by this Security Agreement in such Collateral, the Company shall, on demand, furnish the Bank with a disclaimer of interest in the Collateral executed by each person having an interest in such real estate.

     5. THE COMPANY'S TITLE. The Company has full and clear title to all of the Collateral presently owned and shall have such title to all Collateral hereafter acquired except for the security interest granted by this Security Agreement and any other lien or security interest permitted under the terms of the Credit Agreement, and the Company shall keep the Collateral free at all times from any lien or encumbrance except those permitted by the Credit Agreement. No financing statements covering all or any portion of the Collateral is on file at any public office except as may be required or permitted by this Security Agreement and the Credit Agreement.

     6. THE COMPANY'S DUTY TO MAINTAIN THE COLLATERAL. The Company shall keep all tangible Collateral in good order and repair and shall not waste or destroy any of the Collateral. The Company shall not use the Collateral in violation of any statute or ordinance or contrary to the provisions of any policy of insurance thereon.

     7. INSURANCE. In addition to maintaining such insurance on the Collateral as is required by the Credit Agreement, the Company shall, upon the reasonable request of the Bank, keep the Collateral insured against such additional risks, in such amounts and under such policies as the Bank may reasonably require and with such companies as shall be reasonably acceptable to the Bank. All policies providing insurance on the Collateral shall provide that any loss thereunder shall be payable to the Bank under a standard form of secured lender's loss payable endorsement. The Company authorizes the Bank to endorse on the Company's behalf and to negotiate drafts reflecting proceeds of insurance on the Collateral, provided that the Bank shall remit to the Company such surplus, if any, as remains after the proceeds have been applied at the Bank's option, (a) to the satisfaction of all of the Obligations or to the establishment of a cash collateral account for the Obligations, or (b) to the replacement or repair of the Collateral; provided, however, that so long as no Default exists, and provided further that the Company can demonstrate to the Bank's satisfaction that any proposed replacement or repair of collateral is economically and physically feasible, such proceeds shall be applied, at the Company's option and to the extent necessary, as provided in the foregoing clause (b). Certificates evidencing the existence of all of the insurance required under the Credit Agreement or this Security Agreement shall be furnished to the Bank by the Company and the original policies providing such insurance shall be delivered to the Bank at its request.

     8. ADVANCES TO PROTECT COLLATERAL. Upon failure of the Company to procure any required insurance or to remove any prohibited encumbrance upon the Collateral or if any policy providing any required insurance is canceled, the Bank may procure such insurance or remove any encumbrance on the Collateral and any amounts expended by the

Bank for such purposes shall be immediately due and payable by the Company to the Bank and shall be added to and become a part of the Obligations secured hereby and shall bear interest at the Bank's Prime Rate, as defined in the Credit Agreement, plus three percent (3 %) per annum.

     9. DEALING WITH COLLATERAL PRIOR TO DEFAULT. Prior to Default and thereafter until the Bank shall notify the Company of the revocation of such authority:

     (a) the Company may, in the ordinary course of business, at its own expense, sell, lease or furnish under contracts of service, any of the Inventory normally held by the Company for such purposes, provided that a sale in the ordinary course of business shall not include a transfer in total or partial satisfaction of a debt, and the Company may use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by it for such purposes;

     (b) the Company shall, at its own expense, endeavor to collect, when due, all amounts due with respect to any Accounts or General Intangibles, and shall take such action with respect to collection as the Bank may reasonably request or, in the absence of such request, as the Company may deem advisable in accordance with sound business practice, and

     (c) the Company may grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which such Account Debtor may be entitled, and may accept, in connection therewith, the return of the goods, the sale or lease of which shall have given rise to the obligation of the Account Debtor.

     10. DEALING WITH COLLATERAL AFTER DEFAULT. After Default and upon the request of the Bank:

     (a) the Company shall upon receipt of any checks, drafts, cash or other remittances in payment of Inventory sold or in payment of Accounts Receivable of the Company, deposit the same in a special collateral account (the "Collateral Account") maintained with the Bank; such proceeds shall be deposited in the form received except for the indorsement of the Company when required, which indorsement the Bank is authorized to make on the Company's behalf, and shall be held by the Bank as security for all Obligations;

     (b) the Company shall deliver to the Bank all other instruments and Chattel Paper which constitute proceeds from the sale of Collateral, whether then held or thereafter acquired; and

     (c) the Company shall keep segregated any such checks, drafts, cash, other instruments, Chattel Paper or other remittances from any of the Company's other funds or property and shall hold such items in trust for the benefit of the Bank until delivery to the Bank or deposit in the Collateral Account and the Bank may apply all or any portion of the funds on deposit in the Collateral Account against any Obligations in the order of application provided for in the Credit Agreement or, absent such provision, at the discretion of the Bank.

After Default, the Bank may notify any Account Debtor to make payment directly to the Bank of any amounts due or to become due under any Account Receivable, General Intangible instrument or Chattel Paper and the Bank may enforce the collection of any Account Receivable, General Intangible, instrument or Chattel Paper in its name or in the name of the Company, by suit or otherwise, and may surrender, release or exchange all or any part thereof or compromise or extend or renew for any period, whether or not longer than the original period, any indebtedness thereunder or evidenced thereby, and any Account Debtor will be fully protected in relying upon the representation of the Bank that it has authority under the terms of this Security Agreement to deal with any Account Receivable, General Intangible, instrument or Chattel Paper and need not look beyond this Security Agreement and such representation of the Bank to establish the Bank's authority in that regard.

     11. SUBSTITUTION AND SALE OF EQUIPMENT. The Company may from time to time so long as no Default has occurred and is continuing, substitute items of Equipment so long as any new Equipment becomes subject to the security interest created by this Security Agreement and is subject to no prior liens or security interest other than those permitted by the Credit Agreement. So long as no Default has occurred and is continuing, the Company may, in the ordinary course of its business, sell or otherwise dispose of any items of Equipment for which substitutes have been obtained or which are no longer useful to the Company in its operations, provided that at least 10 days prior written notice of any proposed disposition of any material amount of Equipment in a single or a planned series of transactions is given to the Bank. Upon the request of the Company, the Bank will deliver an appropriate release of its security interest in any item of Equipment disposed of by the Company pursuant to the provisions of this paragraph.

     12. REMEDIES UPON DEFAULT. Upon the occurrence of any Default the Bank shall have with respect to the Collateral, in addition to all rights and remedies specified in the Credit Agreement, this Security Agreement or any other agreement between the Company and the Bank, the remedies of a secured party under the Uniform Commercial Code, regardless of whether the Code in such form has been enacted in the jurisdiction in which any such right or remedy is asserted. Any notice required by law, including but not limited to notice of the intended disposition of all or any portion of the Collateral, shall be deemed reasonably and properly given if given at least 10 days prior to such disposition in the manner prescribed for the giving of notices in the Credit Agreement. Any proceeds of the disposition of any of the Collateral shall be applied first to the payment of the expenses of the retaking, holding, repairing, preparing for sale and sale of the Collateral, including reasonable attorneys' fees and legal expenses in connection therewith and any balance of such proceeds shall be applied by the Bank to the Obligations in such order as the Bank shall determine.

     13. RELATION TO CREDIT AGREEMENT. This Security Agreement is given pursuant to the terms of the Credit Agreement and shall be deemed a part thereof and subject to the terms and conditions of the Credit Agreement.

     14. AUTHORITY. In order to induce the Bank to accept this Security Agreement and to make the Loans to the Company, the Company represents and warrants to the Bank that: (i) the Company is a corporation organized, existing and in good standing under the laws of the State of Indiana; (ii) the execution and delivery of this Security Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene or conflict with any provision of law or of the Articles of Incorporation or ByLaws of the Company or of any agreement binding upon the Company or its properties; (iii) the principal office of the Company is located at 19985 County Road 8, Bristol, Indiana 46507; (iv) this Security Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and (v) the exact legal name of the Company is as it appears on the signature line hereof, and the Company shall not change its name as reflected on its Articles of Incorporation hereafter without prior written notice to the Bank.

     15. NOTICES. Any notice required or otherwise given concerning this Security Agreement by either party to the other shall be given as notices are required to be given under the terms of the Credit Agreement.

Dated as of August 28, 2002.

                               UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc.

                               By:   __________________________________
                               Timothy S. Durham, Chairman of the Board





STATE OF ______________)
                                    ) SS:
COUNTY OF                           )

         Before me the undersigned, a Notary Public in and for said County and State, personally appeared Timothy S. Durham, the Chairman of the Board of UNITED EXPRESSLINE, INC., an Indiana corporation, who as such authorized officer acknowledged the execution of the foregoing Amended and Restated Security Agreement on behalf of said corporation this ______ day of ________, 2002.



                                  ---------------------------------
                                  Notary Public

                                  ---------------------------------
                                  Printed Name

My Commission Expires: _________________

County of Residence: ____________________

                                   Exhibit D

        REAFFIRMATION OF GUARANTY AGREEMENT (Obsidian Enterprises, Inc.)


     The undersigned (the "Guarantor"), being the Guarantor under that certain Guaranty Agreement dated as of July 27, 2001 (the "Guaranty"), pursuant to which the undersigned guaranteed the obligations of UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") to FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") under the terms of that certain Credit Agreement entered into by and between the Company and the Bank dated as of July 27, 2001, as amended (the "Credit Agreement"), hereby consents to the execution of that certain Second Amendment to Credit Agreement to be entered into by and between the Company and the Bank dated as of even date herewith (the "Amendment"), and hereby agrees that the Obligations (as defined in the Guaranty) shall include the obligations of the Company to the Bank under the Credit Agreement as amended by the Amendment, which Amendment, among other things, increases the maximum outstanding aggregate principal amount of the Revolving Loan (as defined in the Credit Agreement) to $3,750,000.00, extends the Revolving Loan Maturity Date (as defined in the Credit Agreement) to February 1, 2004, decreases the amount of Term Loan III (as defined in the Credit Agreement) to $874,999.00, and extends the maturity date of Term Loan III to July 1, 2004, and reaffirms its Obligations under, and agrees to be bound by, the terms of the Guaranty.

     Further, the Guarantor acknowledges that while it may be the present practice of the Bank to obtain the undersigned's consent to the execution and delivery of the Amendment, the Bank may discontinue any such practice in the future and such discontinuance shall not be construed as a waiver of the Bank's right, in its discretion, to enter into any further amendments to or grant any further waivers of any of the terms and conditions of the Credit Agreement without the consent of the undersigned, and the Bank's failure to request or obtain the consent of the undersigned to any such amendment or waiver shall not affect the liability of the undersigned to the Bank under the Guaranty.

     IN WITNESS WHEREOF, the undersigned have signed this Reaffirmation of Guaranty Agreement as of the 28th day of August, 2002.

                          OBSIDIAN ENTERPRISES, INC., a New York corporation, formerly known as Danzer Corporation

                          By:   __________________________________
                          Timothy S. Durham, Chairman of the Board

STATE OF _______           )
                           ) SS:
COUNTY OF _____            )

         Before me a Notary Public in and for said County and State, personally appeared Timothy S. Durham, the Chairman of the Board of OBSIDIAN ENTERPRISES, INC., a New York corporation, who as such authorized officer, acknowledged the execution of the foregoing Reaffirmation of Guaranty Agreement on behalf of said corporation this ______ day of __________, 2002.


                             Signature:  _____________________________

                             Printed:  _______________________________
                                        Notary Public

My Commission Expires:  ______________

My County of Residence:  ______________












                                   Exhibit E

      REAFFIRMATION OF GUARANTY AGREEMENT (Obsidian Capital Partners, L.P.)


     The undersigned (the "Guarantor"), being the Guarantor under that certain Guaranty Agreement dated as of July 27, 2001 (the "Guaranty"), pursuant to which the undersigned guaranteed the obligations of UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") to FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") under the terms of that certain Credit Agreement entered into by and between the Company and the Bank dated as of July 27, 2001, as amended (the "Credit Agreement"), hereby consents to the execution of that certain Second Amendment to Credit Agreement to be entered into by and between the Company and the Bank dated as of even date herewith (the "Amendment"), and hereby agrees that the Obligations (as defined in the Guaranty) shall include the obligations of the Company to the Bank under the Credit Agreement as amended by the Amendment, which Amendment, among other things, increases the maximum outstanding aggregate principal amount of the Revolving Loan (as defined in the Credit Agreement) to $3,750,000.00, extends the Revolving Loan Maturity Date (as defined in the Credit Agreement) to February 1, 2004, decreases the amount of Term Loan III (as defined in the Credit Agreement) to $874,999.00, and extends the maturity date of Term Loan III to July 1, 2004, and reaffirms its Obligations under, and agrees to be bound by, the terms of the Guaranty.

     Further, the Guarantor acknowledges that while it may be the present practice of the Bank to obtain the undersigned's consent to the execution and delivery of the Amendment, the Bank may discontinue any such practice in the future and such discontinuance shall not be construed as a waiver of the Bank's right, in its discretion, to enter into any further amendments to or grant any further waivers of any of the terms and conditions of the Credit Agreement without the consent of the undersigned, and the Bank's failure to request or obtain the consent of the undersigned to any such amendment or waiver shall not affect the liability of the undersigned to the Bank under the Guaranty.





                      [This Space Left Blank Intentionally]

     IN WITNESS WHEREOF, the undersigned have signed this Reaffirmation of Guaranty Agreement as of the 28th day of August, 2002.

                       OBSIDIAN CAPITAL PARTNERS, L.P.,
                        a Delaware limited partnership

                       By:   OBSIDIAN CAPITAL COMPANY, LLC,
                             its general partner


                       By: ______________________________________
                           Timothy S. Durham, Managing Member and
                           Chief Executive Officer



STATE OF _______ )
                 ) SS:
COUNTY OF _____  )

     Before me a Notary Public in and for said County and State, personally appeared Timothy S. Durham, the Managing Member and Chief Executive Office of OBSIDIAN CAPITAL COMPANY, LLC, the general partner of OBSIDIAN CAPITAL PARTNERS, L.P., a Delaware limited partnership, who as such authorized officer, acknowledged the execution of the foregoing Reaffirmation of Guaranty Agreement on behalf of said limited partnership this _____ day of _______, 2002.

                                 Signature:  _____________________________

                                 Printed:  _______________________________
                                             Notary Public

My Commission Expires:  ______________

My County of Residence:  ______________

                                   Exhibit F

            REAFFIRMATION OF GUARANTY AGREEMENT (Terry G. Whitesell)


     The undersigned (the "Guarantor"), being the Guarantor under that certain Guaranty Agreement dated as of July 27, 2001 (the "Guaranty"), pursuant to which the undersigned guaranteed the obligations of UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") to FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") under the terms of that certain Credit Agreement entered into by and between the Company and the Bank dated as of July 27, 2001, as amended (the "Credit Agreement"), hereby consents to the execution of that certain Second Amendment to Credit Agreement to be entered into by and between the Company and the Bank dated as of even date herewith (the "Amendment"), and hereby agrees that the Obligations (as defined in the Guaranty) shall include the obligations of the Company to the Bank under the Credit Agreement as amended by the Amendment, which Amendment, among other things, increases the maximum outstanding aggregate principal amount of the Revolving Loan (as defined in the Credit Agreement) to $3,750,000.00, extends the Revolving Loan Maturity Date (as defined in the Credit Agreement) to February 1, 2004, decreases the amount of Term Loan III (as defined in the Credit Agreement) to $874,999.00, and extends the maturity date of Term Loan III to July 1, 2004, and reaffirms its Obligations under, and agrees to be bound by, the terms of the Guaranty.

     Further, the Guarantor acknowledges that while it may be the present practice of the Bank to obtain the undersigned's consent to the execution and delivery of the Amendment, the Bank may discontinue any such practice in the future and such discontinuance shall not be construed as a waiver of the Bank's right, in its discretion, to enter into any further amendments to or grant any further waivers of any of the terms and conditions of the Credit Agreement without the consent of the undersigned, and the Bank's failure to request or obtain the consent of the undersigned to any such amendment or waiver shall not affect the liability of the undersigned to the Bank under the Guaranty.


     IN WITNESS WHEREOF, the undersigned have signed this Reaffirmation of Guaranty Agreement as of the 28th day of August, 2002.

                                    /s/ Terry G. Whitesell
                                    ---------------------------
                                    Terry G. Whitesell








STATE OF _______  )
                  ) SS:
COUNTY OF _____   )

     Before me a Notary Public in and for said County and State, personally appeared Terry G. Whitesell, who acknowledged the execution of the foregoing Reaffirmation of Guaranty Agreement this _______ day of _____________ , 2002.


                                 Signature:  _____________________________

                                 Printed:  _______________________________
                                             Notary Public

My Commission Expires:  ______________

My County of Residence:  ______________

                                   Exhibit G

             REAFFIRMATION OF GUARANTY AGREEMENT (Timothy S. Durham)


     The undersigned (the "Guarantor"), being the Guarantor under that certain Guaranty Agreement dated as of July 27, 2001 (the "Guaranty"), pursuant to which the undersigned guaranteed the obligations of UNITED EXPRESSLINE, INC., an Indiana corporation, formerly known as United Acquisition, Inc. (the "Company") to FIRST INDIANA BANK, N.A., a national banking association, formerly known as First Indiana Bank (the "Bank") under the terms of that certain Credit Agreement entered into by and between the Company and the Bank dated as of July 27, 2001, as amended (the "Credit Agreement"), hereby consents to the execution of that certain Second Amendment to Credit Agreement to be entered into by and between the Company and the Bank dated as of even date herewith (the "Amendment"), and hereby agrees that the Obligations (as defined in the Guaranty) shall include the obligations of the Company to the Bank under the Credit Agreement as amended by the Amendment, which Amendment, among other things, increases the maximum outstanding aggregate principal amount of the Revolving Loan (as defined in the Credit Agreement) to $3,750,000.00, extends the Revolving Loan Maturity Date (as defined in the Credit Agreement) to February 1, 2004, decreases the amount of Term Loan III (as defined in the Credit Agreement) to $874,999.00, and extends the maturity date of Term Loan III to July 1, 2004, and reaffirms its Obligations under, and agrees to be bound by, the terms of the Guaranty.

     Further, the Guarantor acknowledges that while it may be the present practice of the Bank to obtain the undersigned's consent to the execution and delivery of the Amendment, the Bank may discontinue any such practice in the future and such discontinuance shall not be construed as a waiver of the Bank's right, in its discretion, to enter into any further amendments to or grant any further waivers of any of the terms and conditions of the Agreement without the consent of the undersigned, and the Bank's failure to request or obtain the consent of the undersigned to any such amendment or waiver shall not affect the liability of the undersigned to the Bank under the Guaranty.

     IN WITNESS WHEREOF, the undersigned have signed this Reaffirmation of Guaranty Agreement as of the 28th day of August, 2002.


                             /s/ Timothy S. Durham
                             --------------------------------
                             Timothy S. Durham




STATE OF _________ )
                   ) SS:
COUNTY OF _______  )

     Before me a Notary Public in and for said County and State, personally appeared Timothy S. Durham, who acknowledged the execution of the foregoing Reaffirmation of Guaranty Agreement this _______ day of _____________, 2002.



                               Signature:  _____________________________

                               Printed:  _______________________________
                                            Notary Public

My Commission Expires:  ______________

My County of Residence:  ______________